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                                  UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C., 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date Of Report (Date Of Earliest Event Reported): 10/29/2004

                        CLEAR CHANNEL COMMUNICATIONS INC
             (Exact Name of Registrant as Specified in its Charter)

                        Commission File Number: 001-09645

               TX                                                 74-1787539
 (State or Other Jurisdiction Of                               (I.R.S. Employer
 Incorporation or Organization)                              Identification No.)

                                  200 E. Basse
                              San Antonio, TX 78209
          (Address of Principal Executive Offices, Including Zip Code)

                                  210-822-2828
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))



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                       Items to be Included in this Report

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On October 29, 2004, Clear Channel Communications, Inc. issued a press release announcing its earnings for the quarter ended September 30, 2004.

         The information contained in Exhibit 99.1 is incorporated herein by reference. The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits. The following exhibit is filed with this document:

         99.1 Press Release issued by Clear Channel Communications, Inc., dated October 29, 2004.


                                  SIGNATURE(S)

         Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.


                                        CLEAR CHANNEL COMMUNICATIONS, INC.

Date: October 29, 2004              By: /s/ HERBERT W. HILL JR.
                                        ----------------------------------------
                                        Herbert W. Hill, Jr.
                                        Sr. Vice President/Chief Accounting
                                        Officer



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                                INDEX TO EXHIBITS

99.1 Press release dated October 29, 2004.